SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2009 (May 14, 2009)
Republic Services, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At the 2009 Annual Meeting of Stockholders held on May 14, 2009, the stockholders of Republic Services, Inc. (the “Company”) approved (1) an amendment and restatement of the Executive Incentive Plan (the “Executive Incentive Plan”) and (2) the 2009 Employee Stock Purchase Plan (the “2009 Stock Purchase Plan”, together with the Executive Incentive Plan, the “Plans”). The Compensation Committee of the Company’s board of directors previously approved the Executive Incentive Plan on March 12, 2009 and the Company’s board of directors previously adopted the 2009 Stock Purchase Plan on March 27, 2009, in each case subject to stockholder approval.
The Executive Incentive Plan authorizes the granting of annual awards, long-term awards and synergy awards to individuals selected from time to time by the Compensation Committee to participate in the Executive Incentive Plan. The 2009 Stock Purchase Plan is intended to provide a method whereby employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of the shares of common stock through accumulated voluntary payroll deductions. The number of shares of the Company’s common stock that may be issued under the 2009 Stock Purchase Plan is 1,500,000.
For more complete descriptions of the Plans, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2009, which is included as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Plans were attached as Appendices A, B and C to the Proxy Statement and are included as Exhibits 10.2, 10.3 and 10.4 to this report and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

Exhibit No.	Description

10.1	Description of the Executive Incentive Plan and the 2009 Stock Purchase Plan (incorporated by reference to Proposals 3 and 4 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2009).

10.2	Republic Services, Inc. Executive Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2009).

10.3	Synergy Incentive Plan (under Republic Services, Inc. Executive Incentive Plan) (incorporated by reference to Appendix B of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2009).

10.4	Republic Services, Inc. 2009 Employee Stock Purchase Plan (incorporated by reference to Appendix C of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2009).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 18, 2009

REPUBLIC SERVICES, INC.
By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)